UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2005

NET 1 UEPS TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida	000-31203	65-0903895
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

President Place, 4th Floor, Cnr. Jan Smuts Avenue and Bolton Road
Rosebank, Johannesburg, South Africa
 (Address of principal executive offices)  (ZIP Code)

Registrant’s telephone number, including area code: (2711) 343-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the  filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17  CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17  CFR 240.13e-4(c))

Item 8.01. Other Events

     On August 3, 2005, Net 1 UEPS Technologies, Inc. issued a press release announcing that it had priced a public offering of its common stock and that it was granted listing on The Nasdaq National Market under the symbol “UEPS.”

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

	99.1	Press release, dated August 3, 2005, announcing pricing of public offering and listing on The Nasdaq National Market.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NET 1 UEPS TECHNOLOGIES, INC.

Date: August 3, 2005	By: /s/ Serge C.P. Belamant
Serge C.P. Belamant
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release, dated August 3, 2005, announcing pricing of public offering and listing on The Nasdaq National Market.